UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2026

KEYSIGHT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36334	46-4254555
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1400 Fountaingrove Parkway		95403
Santa Rosa	CA
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (800) 829-4444

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name on each exchange on which registered
Common Stock, par value $0.01 per share	KEYS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 19, 2026, Keysight Technologies, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). As of January 20, 2026, the Company’s record date for the Annual Meeting, there were a total of 171,517,760 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 155,848,414 shares of Common Stock or approximately 91% were represented in person or by proxy and, therefore, a quorum was present.
At the Annual Meeting, the Company’s stockholders voted on the following five proposals and cast their votes as described below.
1.The individuals listed below were elected at the Annual Meeting to serve as directors of the Company for a term of three years:

				Broker
	For	Against	Abstained	Non-Votes
Satish C. Dhanasekaran	140,451,866	1,135,768	151,567	14,109,213
Richard P. Hamada	129,344,958	12,091,708	302,535	14,109,213
Kevin Stephens	137,000,638	4,360,997	377,566	14,109,213
2.The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2026 was approved.

For	Against	Abstained	Broker Non-Votes
153,912,612	1,754,367	181,435	0

3.An advisory resolution to approve the compensation of the Company’s named executive officers for fiscal year 2025 was approved.

For	Against	Abstained	Broker Non-Votes
132,780,142	8,660,901	298,158	14,109,213

4.A management proposed to amend the Company’s Amended and Restated Certificate of Incorporation to declassify the Board of Directors was approved.

For	Against	Abstained	Broker Non-Votes
141,492,880	116,481	129,840	14,109,213
5.A stockholder proposal entitled “Shareholder Ability to Call for a Special Shareholder Meeting” was approved.

For	Against	Abstained	Broker Non-Votes
91,569,450	49,853,242	316,509	14,109,213

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYSIGHT TECHNOLOGIES, INC.

	By:	/s/ Jeffrey K. Li
	Name:	Jeffrey K. Li
	Title:	SVP, General Counsel and Secretary

Date: March 24, 2026

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